April 11, 2019

PROSPECTUS SUPPLEMENT

(To Prospectus dated April 20, 2018)

NexPoint Strategic Opportunities Fund (the “Trust”)

10,798,855 Common Shares Issuable Upon Exercise of Rights to Subscribe for Such Shares

We are issuing non-transferable rights (the “Rights”) to our common shareholders to purchase additional shares of our common shares. Our common shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “NHF.” The last reported sale price for our common shares on April 9, 2019 was $21.95 per share. The net asset value of the Trust’s common shares at the close of business on April 9, 2019 was $24.49 per share.

Investing in common shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section of the Prospectus Supplement.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE TRUST THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU WILL EXPERIENCE A PROPORTIONATE DECREASE IN YOUR RELATIVE VOTING POWER AND YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE TRUST’S NET ASSET VALUE PER SHARE OF COMMON SHARES IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

The Trust cannot state precisely the extent of any dilutive effect if you do not exercise your Rights because the Trust does not know what the net asset value per share of common shares will be when the offer expires, or what proportion of the Rights will be exercised. Assuming the full primary subscription and over-allotment option of secondary subscription shares (as discussed below in the “Over-Subscription Privilege” section of the Prospectus Supplement) are exercised, the Trust’s net asset value per share of common share would be reduced by approximately $1.08 (4.42%) per share of common shares. Actual amounts may vary due to rounding.

	Per Share	Total(1)
Estimated subscription price(2)	$20.85	$225,200,000

Estimated sales load(2)(3)	None	None
Estimated offering expenses	$0.01	$350,000

Estimate proceeds, after expenses, to the Fund(2)	$20.84	$224,850,000

(1)	Assumes that all Rights are exercised at the estimated Subscription Price.
(2)	Estimated on the basis of 95% of the last reported sale price of a common share of the Trust on the NYSE on April 9, 2019.
(3)	The aggregate expenses of the offering are estimated to be $350,000, which represents approximately $0.01 per share.

The common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about May 30, 2019. If the offer is extended, the common shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about June 6, 2019.

You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in our securities and retain them for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-866-351-4440 or by writing to the Trust at 300 Crescent Court, Suite 700, Dallas, Texas 75201. The Trust’s Statement of Additional Information relating to this offering and annual and semi-annual reports are available, free of charge, on the Trust’s web site www.nexpointadvisors.com. You can obtain the same information, free of charge, from the U.S. Securities and Exchange Commission’s web site at www.sec.gov.

Investing in our securities involves a high degree of risk and may be considered speculative. You should review the information set forth under “Principal Risks of the Trust” of the accompanying Prospectus before investing in our common shares.

Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this Prospectus Supplement or the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement

Prospectus

ABOUT THIS PROSPECTUS SUPPLEMENT

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. Neither the Trust nor the underwriters have authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Trust is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information in this Prospectus Supplement and the accompanying Prospectus is accurate only as of the date of this Prospectus Supplement or the Prospectus, as applicable, and under no circumstances should the delivery of this Prospectus Supplement or the accompanying Prospectus or the sale of any securities imply that the information in this Prospectus Supplement or the accompanying Prospectus is accurate as of any later date or that the affairs of the Trust have not changed since the date hereof or thereof. Our business, financial condition, results of operations and prospects may have changed since then. We will update the information in these documents to reflect material changes only as required by law.

This document has two parts. The first part is this Prospectus Supplement, which describes the terms of this offering of Rights and also adds to and updates information contained in the accompanying Prospectus. The second part is the accompanying Prospectus, which gives more general information and disclosure. To the extent the information contained in this Prospectus Supplement differs from or is additional to the information contained in the accompanying Prospectus, you should rely only on the information contained in this Prospectus Supplement. You should read this Prospectus Supplement and the accompanying Prospectus together with the additional information described under the heading “Where You Can Find Additional Information” before investing in our common shares.

Cautionary Notice Regarding Forward-Looking Statements

This Prospectus Supplement and the accompanying Prospectus contain “forward-looking statements.” Forward-looking statements relate to future events or the Trust’s future financial performance. Forward-looking statements can generally be identified by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions in forward-looking statements include the Trust’s ability to acquire or originate new investments and to achieve certain margins and levels of profitability. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement should not be regarded as a representation by the Trust that its plans or objectives will be achieved.

There are a number of important risks and uncertainties that could cause the Trust’s actual results to differ materially from those indicated by such forward-looking statements. These risks include, but are not limited to, the following:

•	Investment risk;

•	Changes in interest rates;

•	Risks associated with investing in high yield securities (also known as “junk securities”), senior loans and other debt and equity securities;

•	Risks of investing in illiquid securities;

•	Risks of investing in obligations of stressed, distressed and bankrupt issuers;

•	Risks associated with the Trust’s use of leverage;

•	Risk associated with investments in REITs;

•	Derivatives and structured finance securities risk; and

•	Market risk generally.

For a discussion of these and additional risks as well as other factors that could cause the Trust’s actual results to differ from forward-looking statements contained in this Prospectus Supplement and the accompanying Prospectus, please see the discussion under “Principal Risks of the Trust” in the accompanying Prospectus. You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this Prospectus Supplement and the accompanying Prospectus relate only to events as of the date on which the statements are made. The Trust undertakes no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this Prospectus Supplement and the accompanying Prospectus, as applicable, except as required by federal securities laws.

The forward-looking statements contained in this Prospectus Supplement and the accompanying Prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and the forward looking statements contained in our periodic reports are excluded from the safe harbor protection provided by Section 21E of the Securities Exchange Act of 1934, as amended.

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offering	The Trust is issuing non-transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on April 29, 2019 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 10,798,855 of the Trust’s common shares (the “Shares”) (the “Offer”). Record Date Shareholders will receive one Right for each outstanding whole common share held on the Record Date. The Rights entitle their holders to purchase one new common share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33 1⁄3% increase in the Trust’s common shares outstanding. The Offer is not contingent upon any number of Rights being exercised. The subscription period commences on April 30, 2019 and ends at 5:00 p.m., Eastern time on May 22, 2019 (the “Expiration Date”), unless otherwise extended.

Shares Available for Estimated Primary Subscription	10,798,855

Title	Subscription Rights for common shares, par value $0.001 per share

Subscription Price	Rights may be exercised at an estimated price of $20.85 per share of common shares (the “Subscription Price”). See “Terms of the Offering.”

Record Date	Rights will be issued to holders of record of the Trust’s common shares on April 29, 2019 (the “Record Date”). See “Terms of the Offering.”

Number of Rights Issued	One Right will be issued in respect of each share of common shares of the Trust outstanding on the Record Date. See “Terms of the Offering.”

Number of Rights Required to Purchase One Common Share	A holder of Rights may purchase one share of common shares of the Trust for every three Rights exercised. Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price, for one full Share. See “Terms of the Offering.”

Over-Subscription Privilege	Record Date Shareholders who fully exercise their Rights in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for the Primary Subscription Shares not subscribed for by other Rights holders at the same Subscription Price. If enough Primary Subscription Shares are available, all such requests will be honored in full. If the over-subscription requests exceed the Primary Subscription Shares available, the Trust may increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares pursuant to the exercise of an over-allotment option (the “Secondary Subscription Shares”) for an aggregate total of up to 13,498,570 new Shares. Primary Subscription Shares not bought in the Primary Subscription together with all Secondary Subscription Shares, if any, are called “Excess Shares.” The entitlement to buy Excess Shares is called the “Over-Subscription Privilege.” Over-Subscription Privilege requests are subject to certain limitations and subject to allotment. See “Over-Subscription Privilege.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 p.m. Eastern time on May 22, 2019 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offering” and “Method of Exercise of Rights.”

Offering Expenses	The expenses of the Offer are expected to be approximately $350,000 (assuming the Offer is fully subscribed, but excluding the effect of the issuance of any Secondary Subscription Shares). If the Trust increases the number of Shares subject to subscription pursuant to the over-allotment option for the full amount of Secondary Subscription Shares, offering expenses are estimated to be approximately $378,000. The Trust will bear the expenses of the Offer and all such expenses will be borne indirectly by the Trust’s shareholders, including those who do not exercise their Rights. Accordingly, such expenses will immediately reduce the NAV per Share of the Trust.

These expenses include, but are not limited to, the expenses of preparing, printing and mailing the Prospectus Supplement and accompanying Prospectus and Rights subscription materials, Commission registration fees, and the fees assessed by service providers (including the cost of the Trust’s counsel and independent registered public accounting firm) in connection with the Offer. See “Fees and Expenses.”

Use of Proceeds	The Trust estimates the net proceeds of the Offering to be approximately $224,850,000. This figure is based on the Subscription Price per share of $20.85 and assumes all new shares of common shares offered are sold and that the expenses related to the Offering estimated at approximately $350,000 are paid.

The Trust will invest the net proceeds of the Offer in accordance with the Trust’s investment objectives and policies. Assuming current market conditions, the Trust estimates that investment of the net proceeds of the Offer will be substantially complete within one month of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be comprised of cash and, short-term investments. Shorter-term investments are expected to provide a lower net return than we hope to achieve from our longer-term investments. Following the completion of the Offer, the Trust may increase the amount of leverage outstanding. See “Use of Proceeds”

Taxation/ERISA	For U.S. federal income tax purposes, the receipt of Rights by a Record Date Shareholder should not be a taxable event. We urge you to consult your own tax advisor with respect to the particular tax and ERISA consequences of the Rights offering. See “U.S. Federal Income Tax Consequences” and “Employee Plan Considerations” under “Description of the Rights Offering.”

Information and Subscription Agent	American Stock Transfer & Trust Company, LLC (6201 15th Avenue, Brooklyn, NY 11219; telephone (718) 921-8200) will act as the Subscription Agent for the Offer. AST Fund Solutions, an affiliate of the Subscription Agent, will act as the information agent for the Offer (the “Information Agent”). Inquiries regarding the Offer by holders of Rights should be directed to the Information Agent toll free at (888) 626-0988.

DESCRIPTION OF THE RIGHTS OFFERING

PURPOSE OF THE OFFER

The purpose of the rights offering is to increase the assets of the Trust so that the Trust may be in a better position to take advantage of investment opportunities that may arise without having to reduce existing Trust holdings. The Board of Trustees of the Trust (the “Board”), after considering a number of factors, including potential benefits and costs of the rights offering (the “Offer”) and based on the recommendation of NexPoint Advisors, L.P. (the “Investment Adviser” or “NexPoint”), the Trust’s investment adviser, has determined that the rights offering would be in the best interest of the Trust and its existing shareholders. This rights offering seeks to reward existing common shareholders by giving them the opportunity to purchase additional common shares at a price that may be below market and/or net asset value without incurring any commission or charge.

Increasing the size of the Trust may result in certain economies of scale which may lower the Trust’s expenses as a proportion of average net assets because the Trust’s fixed costs can be spread over a larger asset base. Also, by increasing assets through the Offer, the Trust believes that it will be able to further achieve its investment objective of providing current income and capital appreciation. There can be no assurance that by increasing the size of the Trust, the Trust’s expense ratio will be lowered. Additionally, a larger number of outstanding common shares and a larger number of common shareholders could increase the level of market interest in and visibility of the Trust, and may improve the trading liquidity of the Trust’s shares on the New York Stock Exchange (“NYSE”). There can be no assurance that this rights offering (or the investment of the proceeds of this rights offering) will be successful or that the level of trading on the Trust’s shares on the NYSE will increase. The Investment Adviser will also benefit from the Offer, in part, because the investment management fee paid by the Trust to the Investment Adviser is based on the average weekly value of the Trust’s Managed Assets (as defined below). It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many common shares of the Trust (“Shares”) will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Trust’s average weekly net asset value during the twelve-month period beginning June 1, 2019 is $24.49 per common share (the net asset value per common share on April 9, 2019) (iii) the Subscription Price is $20.85 per Share (95% of the last reported sale price of the Trust’s common shares on April 9, 2019), and (iv) for purposes of this example, the Trust increases the amount of leverage outstanding while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to Information and Subscription Agent fees and other estimated offering expenses, the Investment Adviser would receive additional investment management fees of approximately $2,800,000 for the twelve-month period beginning June 1, 2019, and would be expected to continue to receive such additional investment management fees annually as a result of the Offer based on the average weekly value of the Trust’s Managed Assets attributable to the Shares issued in the Offer and related additional leverage, thereafter. See “Benefits to the Investment Adviser.”

IMPORTANT TERMS OF THE OFFER

The Trust is issuing non-transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”) as of 5:00 p.m., Eastern time, on April 29, 2019 (the “Record Date”), entitling the holders of those Rights to subscribe for up to an aggregate of 10,798,855 of the Trust’s Shares. Record Date Shareholders will receive one Right for each outstanding whole common share of the Trust held on the Record Date. The Rights entitle their holders to purchase one new Share for every three Rights held (1-for-3). Fractional Shares will not be issued upon the exercise of Rights; accordingly, Rights may be exercised only in integer multiples of three, except that any Record Date Shareholder who is issued fewer than three Rights may subscribe, at the Subscription Price (defined below), for one full Share. Assuming the exercise of all Rights, the Offer will result in an approximately 33 1⁄3% increase in the Trust’s common shares outstanding.

Record Date Shareholders who exercise all the Rights issued to them (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for additional

Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. Investors who are not Record Date Shareholders, but who otherwise acquire Rights to purchase Shares pursuant to the Offer, are not entitled to subscribe for any Shares pursuant to the over-subscription privilege. See “Over-Subscription Privilege” below.

The subscription period commences on April 30, 2019 and ends at 5:00 p.m., Eastern time, on May 22, 2019, unless otherwise extended (the “Expiration Date”).

The Trust expects to declare a monthly dividend in May 2019. Such dividend will not be payable with respect to Shares that are issued pursuant to the Offer after the record date for such dividend.

For purposes of determining the maximum number of Shares a Rights holder may acquire pursuant to the Offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co., the nominee for the Depository Trust Company (“DTC”), or by any other depository or nominee, will be deemed to be the holders of the Rights that are held by Cede & Co. or such other depository or nominee on their behalf.

The Rights are non-transferable and may not be purchased or sold. Rights will expire without any residual value at the Expiration Date. The Rights will not be listed for trading on the NYSE, and there will not be any market for trading Rights. The Shares, once issued, will be listed on the NYSE under the symbol “NHF.” The Rights will be evidenced by subscription certificates which will be mailed to Record Date Shareholders, except as discussed below under “—Requirements for Foreign Shareholders.”

Rights may be exercised by filling in and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment at the estimated Subscription Price for the Shares. For a discussion of the method by which Rights may be exercised and Shares may be paid for, see “—Method for Exercising Rights” and “—Payment for Shares.”

The Trust has retained the Subscription Agent to provide the Trust with soliciting services relating to the Offer. In approving the Offer, the Board considered, among other things, the discount in the Trust’s trading price relative to its net asset value, the size of the offering relative to the number of shares currently outstanding, the success of the Trust’s 2017 and 2018 rights offerings, the Investment Adviser’s representations regarding using a fixed-pricing versus a variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the anticipated effect on the Trust and its existing common shareholders if the Offer is not fully subscribed and the anticipated dilutive effects on the Trust and its existing common shareholders of the Offer, and certain affiliates of the Investment Adviser own a significant portion of the Trust and would benefit to the extent that they exercise their rights and other investors are diluted by not exercising their rights. The Board also considered that the Investment Adviser would benefit from the Offer because the investment management fee paid to it is based on the average weekly value of the Trust’s Managed Assets, which would increase as a result of the Offer. See “—Benefits to the Investment Adviser.”

IMPORTANT DATES TO REMEMBER

Record Date:	April 29, 2019
Subscription Period:	April 30, 2019 – May 22, 2019*
Expiration Date and Pricing Date:	May 22, 2019*
Payment for Shares Due:	May 22, 2019*
Payment for Shares or Notice of Guarantees of Delivery Due:	May 22, 2019*
Confirmation Mailed to Participants:	May 30, 2019*

*	Unless the Offer is extended.

SUBSCRIPTION PRICE

The subscription price for the Shares (the “Subscription Price”) will be determined based upon a formula equal to the lesser of (1) 95% of the reported net asset value per common share calculated as of the close of trading on the NYSE on the Expiration Date, or (2) 95% of the average of the last reported sales price of the Trust’s common shares on the NYSE on the Expiration Date and on each of the four trading days preceding the Expiration Date.

Because the Expiration Date of the subscription period will be May 22, 2019 (unless the Trust extends the subscription period), Rights holders may not know the Subscription Price at the time of exercise and will be required initially to pay for both the Shares subscribed for pursuant to the Primary Subscription and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege at the estimated Subscription Price of $20.85 per Share. See “—Payment for Shares.” A Rights holder will have no right to rescind his subscription after the Subscription Agent has received a completed subscription certificate together with payment for the Shares offered pursuant to the Offer, except as provided under “—Notice of Net Asset Value Decline.” The Trust does not have the right to withdraw the Rights or to cancel the Offer after the Rights have been distributed.

The net asset value per share of the Trust’s common shares at the close of business on April 9, 2019 (the last trading date prior to the date of this Prospectus Supplement on which the Trust determined its net asset value) was $24.49, and the last reported sale price of a common share on the NYSE on that day was $21.95.

OVER-SUBSCRIPTION PRIVILEGE

Record Date Shareholders who fully exercise their Rights in the Primary Subscription (other than those Rights that cannot be exercised because they represent the right to acquire less than one Share) are entitled to subscribe for the Primary Subscription Shares not subscribed for by other Rights holders at the same Subscription Price. If enough Primary Subscription Shares are available, all such requests will be honored in full. If the oversubscription requests exceed the Primary Subscription Shares available, the Trust may increase the number of Shares subject to subscription by up to 25% of the Primary Subscription Shares pursuant to the exercise of an over-allotment option (the “Secondary Subscription Shares”) for an aggregate total of up to 13,498,570 new Shares. Primary Subscription Shares not bought in the Primary Subscription together with all Secondary Subscription Shares, if any, are called “Excess Shares.” The entitlement to buy Excess Shares is called the “Over-Subscription Privilege.” Over Subscription Privilege requests are subject to certain limitations and subject to allotment. If sufficient remaining Shares are available, all Record Date Shareholders’ over-subscription requests will be honored in full. To the extent sufficient Shares are not available to honor all over-subscription requests, unsubscribed Shares will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of common shares of the Trust they owned on the Record Date. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscriptions is distributed on a pro rata basis.

Record Date Shareholders who are fully exercising their Rights during the subscription period should indicate, on the subscription certificate that they submit with respect to the exercise of the Rights issued to them, how many Shares they desire to acquire pursuant to the over-subscription privilege.

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner, and that such beneficial owner’s Primary Subscription was exercised in full. Nominee holder over-subscription forms will be distributed to banks, brokers, trustees and other nominee holders of Rights with the subscription certificates.

The Trust will not offer or sell any Shares that are not subscribed for during the subscription period or pursuant to the over-subscription privilege.

The Trust has been advised that one or more of the officers or employees of the Investment Adviser and/or other affiliates of the Trust may exercise all of the Rights initially issued to them and may request additional Shares pursuant to the over-subscription privilege. An exercise of the over-subscription privilege by such persons will increase their proportionate voting power and share of the Trust’s assets.

METHOD FOR EXERCISING RIGHTS

Rights are evidenced by subscription certificates that will be mailed to Record Date Shareholders (except as described under “—Requirements for Foreign Shareholders” below) or, if a shareholder’s shares are held by a depository or nominee on their behalf, to such depository or nominee. Rights may be exercised by completing and signing the subscription certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed subscription certificate to the Subscription Agent, together with payment in full at the estimated Subscription Price for the Shares by the Expiration Date as described under “—Payment For Shares.” Rights may also be exercised by contacting your broker, banker or trust company, which can arrange, on your behalf, to guarantee by the Expiration Date delivery of payment and of a properly completed and executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. Completed subscription certificates and payments must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date (unless delivery of subscription certificate and payment is effected by means of a notice of guaranteed delivery as described below under “—Payment for Shares”) at the offices of the Subscription Agent at the addresses set forth below under “—Subscription Agent.” Fractional Shares will not be issued upon exercise of Rights.

Shareholders Who are Record Owners. Shareholders who are record owners of common shares can choose between either option set forth below under “—Payment For Shares.” If time is of the essence, option (2) will permit delivery of the subscription certificate and payment after the Expiration Date.

Investors Whose Shares are Held by a Nominee. Shareholders whose common shares are held by a nominee, such as a broker, trustee or other intermediary, must contact that nominee to exercise their Rights. In that case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth below under “—Payment For Shares.”

Nominees. Nominees, such as brokers, trustees or depositories for securities, who hold common shares of the Trust for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain those beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the Subscription Agent with the proper payment as described below under “—Payment For Shares.”

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner who is a Record Date Shareholder, as to the aggregate number of Rights exercised during the subscription period and the number of Shares subscribed for pursuant to the over-subscription privilege by the beneficial owner, and that the beneficial owner exercised all the Rights issued to it pursuant to the Offer.

REQUIREMENTS FOR FOREIGN SHAREHOLDERS

Subscription certificates will not be mailed to Record Date Shareholders whose addresses are outside the United States (for these purposes, the United States includes the District of Columbia and the territories and possessions of the United States) (“Foreign Shareholders”). The Subscription Agent will send a letter via regular mail to Foreign Shareholders to notify them of the Offer. The Rights of Foreign Shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the Rights. If instructions have not been received by 5:00 p.m., Eastern time, on May 17, 2019, three business days prior to the Expiration Date (or, if the subscription period is extended, on or before three business days prior to the extended Expiration Date), the Rights of Foreign Shareholders will expire.

SUBSCRIPTION AGENT

American Stock Transfer & Trust Company, LLC is the Subscription Agent for the Offer. The Subscription Agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $60,000, plus reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Subscription Agent are included in the fees and expenses of the Offer and therefore will be borne by the Trust and indirectly by all common shareholders, including those who do not exercise their Rights. Questions regarding the subscription certificates should be directed by mail to American Stock Transfer & Trust Company, LLC, Operations Center, Attn. Reorganization Group, 6201 15th Avenue, Brooklyn, NY 11219; telephone (718) 921-8200. Shareholders may also subscribe for the Offer by contacting their broker dealer, trust company, bank or other nominee.

Completed subscription certificates must be sent together with proper payment of the estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the over-subscription privilege (for Record Date Shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Rights holders may arrange for their financial institutions to send notices of guaranteed delivery by facsimile to DTC to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at DTC. The Trust will accept only properly completed and executed subscription certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a notice of guaranteed delivery. See “—Payment for Shares” below.

Subscription Certificate Delivery Method	Address/Number
Notice of Guaranteed Delivery	Contact your broker-dealer, trust company, bank, or other nominee to notify the Trust of your intent to exercise the Rights.

First Class Mail Only: (No Overnight /Express Mail):	American Stock Transfer & Trust Company, LLC Operations Center Attn. Reorganization Group P.O. Box 2042 New York, NY 10272-2042

Hand:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Group 6201 15th Avenue Brooklyn, NY 11219

Express Mail or Overnight Courier:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Group 6201 15th Avenue Brooklyn, NY 11219

The Trust will honor only subscription certificates received by the Subscription Agent on or prior to the Expiration Date at one of the addresses listed above. Delivery to an address other than those listed above will not constitute good delivery.

INFORMATION AGENT

The Information Agent for the Offer is AST Fund Solutions, an affiliate of the Subscription Agent. If you have questions or need further information about the Offer, please write the Information Agent at 55 Challenger Road, Suite 201, Ridgefield Park, NJ 07660 or call (888) 626-0988. Any questions or requests for assistance concerning the method of subscribing for Shares or additional copies of this Prospectus Supplement, or accompanying Prospectus or subscription certificates should be directed to the Information Agent. Shareholders may also contact their brokers or nominees for information with respect to the Offer.

The Information Agent will receive a fee estimated to be approximately $25,000 for its services, plus reimbursement for all out-of-pocket expenses related to the Offer. The fees and expenses of the Information Agent are included in the fees and expenses of the Offer and therefore will be borne by the Trust and indirectly by all of its common shareholders, including those who do not exercise their Rights.

MARKETING SUPPORT AGENT

NexPoint Securities, Inc. (formerly, Highland Capital Funds Distributor, Inc., the “Distributor”), an affiliate of the Trust, is the Marketing Support Agent for the Offer. In accordance with a coordination agreement with the Trust, the Distributor will respond to inquiries from and provide information to shareholders of the Trust regarding the Offer and the exercise of the Rights. The Distributor will not receive compensation under the coordination agreement (other than reimbursement of certain expenses).

EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern time, on May 22, 2019, unless the Trust extends the Expiration Date. Rights will expire on the Expiration Date and may not be exercised after that date. If the Trust extends the Expiration Date, the Trust will make an announcement as promptly as practicable. This announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Trust may choose to make this announcement, the Trust will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate this announcement other than by making a release to the Dow Jones News Service or any other means of public announcement as the Trust may deem proper.

PAYMENT FOR SHARES

Rights holders who wish to acquire Shares pursuant to the Offer must choose between the following methods of payments:

(1) send the properly completed and executed subscription certificate together with payment for the Shares subscribed for during the subscription period and, if eligible, for any additional Shares subscribed for pursuant to the over-subscription privilege to the Subscription Agent based upon an estimated Subscription Price of $20.85 per Share. Subscription will be accepted when payment, together with the executed subscription certificate, is received by the Subscription Agent at one of the addresses set forth above; the payment and the properly completed and executed subscription certificate must be received by the Subscription Agent by 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated non-interest-bearing account of the Trust pending proration and distribution of Shares. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank located in the United States, must be payable to “NexPoint Strategic Opportunities Fund” and must accompany a properly completed and executed subscription certificate for such subscription to be accepted.

(2) Alternatively, a subscription will be accepted by the Subscription Agent if, by 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery by facsimile (telecopy) or otherwise from a bank, a trust company or NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for during the subscription period and, if eligible, any additional Shares subscribed for pursuant to the over-subscription privilege and (ii) a properly completed and executed subscription certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed subscription certificate and full payment for the Shares at the estimated subscription price are received by the Subscription Agent by the close of business on the third business day after the Expiration Date.

On the confirmation date, which will be five business days following the Expiration Date, a confirmation will be sent by the Subscription Agent to each Rights holder exercising its Rights (or, if a Rights holder’s common shares are held by DTC or any other depository or nominee, to DTC and/or that other depository or nominee) showing (i) the number of Shares acquired during the subscription period, (ii) the number of Shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per Share and total purchase price for the Shares and (iv) any additional amount payable to the Trust by the Rights holder or any excess to be refunded by the Trust to the Rights holder, in each case based on the Subscription Price as determined on the Expiration Date. If any Record Date Shareholder exercises its right to acquire Shares of the Trust pursuant to the over-subscription privilege, any excess payment which would otherwise be refunded to the Record Date Shareholder will be applied by the Trust toward payment for Shares acquired pursuant to exercise of the over-subscription privilege. Any additional payment required from a Rights holder must be received by the Subscription Agent within ten business days after the confirmation date, unless the Expiration Date is extended). Any excess payment to be refunded by the Trust to a Rights holder will be mailed by the Subscription Agent to such Rights holder as promptly as practicable. All payments by a Rights holder must be in U.S. dollars by money order or check drawn on a bank located in the United States and payable to “NexPoint Strategic Opportunities Fund.”

Issuance and delivery of the Shares subscribed for are contingent upon actual payment for such Shares. No certificates will be issued or delivered with respect to Shares issued and sold in the Offer.

Rights holders who have exercised their Rights will have no right to rescind their subscription after receipt of the completed subscription certificate together with payment for Shares by the Subscription Agent, except as described under “Notice of Net Asset Value Decline” below.

If a Rights holder who acquires Shares during the subscription period or pursuant to the over-subscription privilege (for Record Date Shareholders) does not make payment of any amounts due by the Expiration Date or the date payment is due under a notice of given guaranteed delivery, the Trust reserves the right to take any or all of the following actions through all appropriate means: (i) find other Record Date Shareholders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by the Trust toward the purchase of the greatest whole number of Shares that could be acquired by the Rights holder upon exercise of such Rights acquired during the subscription period or pursuant to the over-subscription privilege; and/or (iii) exercise any and all other rights or remedies to which the Trust may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Shares.

The method of delivery of completed subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of exercising Rights holders, but if sent by mail it is recommended that such forms and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment by 5:00 p.m., Eastern time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, exercising Rights holders are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Trust, which determinations will be final and binding. The Trust, in its sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until substantially all irregularities have been waived or cured within such time as the Trust determines in its sole discretion. The Trust will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

NOTICE OF NET ASSET VALUE DECLINE

The Trust has, pursuant to the U.S. Securities and Exchange Commission’s (the “Commission”) regulatory requirements, undertaken to suspend the Offer until the Trust amends this Prospectus Supplement if after

January 22, 2018, the effective date of the Trust’s shelf Registration Statement, the Trust’s net asset value declines more than 10% from the Trust’s net asset value as of that date. In that event, the Expiration Date will be extended and the Trust will notify Record Date Shareholders of any such decline and permit Rights holders to cancel their exercise of Rights.

DELIVERY OF SHARES

Participants in the Trust’s Dividend Reinvestment Plan will have any Shares acquired pursuant to the Offer credited to their shareholder dividend reinvestment accounts in the Dividend Reinvestment Plan. Common shareholders whose shares are held of record by DTC or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any Shares acquired during the subscription period credited to the account of DTC or other depository or nominee. No certificates will be issued or delivered with respect to Shares issued and sold in the Offer.

U.S. FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the Code, Treasury regulations promulgated thereunder (“Treasury regulations”), and other applicable authorities in effect as of the date of this Prospectus Supplement that are generally applicable to Record Date Shareholders and other Rights holders who are “United States persons” within the meaning of the Code, and does not address any foreign, state, local or other tax consequences. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial action. Record Date Shareholders and other Rights holders should consult their tax advisors regarding the tax consequences, including U.S. federal, state, local, foreign or other tax consequences, relevant to their particular circumstances.

The Trust believes that the value of a Right will not be includible in the income of a Record Date Shareholder at the time the Right is issued, and the Trust will not report to the Internal Revenue Service (“IRS”) that a Record Date Shareholder has income as a result of the issuance of the Right; however, there is no guidance directly on point concerning certain aspects of the Offer. The remainder of this discussion assumes that the receipt of the Rights by Record Date Shareholders will not be a taxable event for U.S. federal income tax purposes.

The basis of a Right issued to a Record Date Shareholder will be zero, and the basis of the common share with respect to which the Right was issued (the “Old Common Share”) will remain unchanged, except that the Record Date Shareholder must allocate the basis of the Old Common Share and the Right in proportion to their respective fair market values on the date of distribution if (i) either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share on that date, or (b) the Record Date Shareholder affirmatively elects (in the manner set out in Treasury regulations) to allocate to the Right a portion of the basis of the Old Common Share and (ii) the Right does not expire unexercised in the hands of the Record Date Shareholder (i.e., the Record Date Shareholder either exercises or sells the Right following its issuance).

No loss will be recognized by a Record Date Shareholder if a Right distributed to such Record Date Shareholder expires unexercised in the hands of such Record Date Shareholder.

The holding period of a Right issued to a Record Date Shareholder will include the holding period of the Old Common Share.

No gain or loss will be recognized by a Rights holder upon the exercise of a Right, and the basis of any Share acquired upon exercise of the Right (the “New Common Share”) will equal the sum of the basis, if any, of the Right and the Subscription Price for the New Common Share. When a Rights holder exercises a Right, the Rights holder’s holding period in the New common shares does not include the time during which the Rights holder held the unexercised Right; the holding period for the New common shares will begin no later than the date following the date of exercise of the Right.

EMPLOYEE PLAN CONSIDERATIONS

The Trust may accept investments from employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) such as corporate pension plans (“ERISA Plans”); plans and accounts subject to Section 4975 of the Code, such as IRAs and Keogh plans (“Tax-Qualified Plans”); and entities the underlying assets of which include “plan assets” subject to ERISA or Section 4975 of the Code (together with ERISA Plans and Tax-Qualified Plans, “Benefit Plan Investors”). Benefit Plans Investors and their fiduciaries should consider, among other things, the matters described below.

A “fiduciary” for purposes of ERISA with respect to an ERISA plan must discharge its duties with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. In determining whether a particular investment is appropriate, a fiduciary should give appropriate consideration to those facts and circumstances that, given the scope of the fiduciary’s investment duties, the fiduciary knows or should know are relevant to an investment in the Trust, including the role the investment in the Trust plays in the portion of the ERISA Plan’s investment portfolio with respect to which the fiduciary has investment duties. Because the Trust is a registered investment company under the Investment Company Act, it is anticipated that the Trust’s assets will not be deemed “plan assets” for purposes of ERISA or the Code.

Additional contributions of cash to an ERISA Plan or a Tax-Qualified Plan (other than rollover contributions or trustee-to-trustee transfers from other plans) in order to exercise rights would be treated as contributions to such plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. Additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. In addition, there may be other adverse tax and ERISA consequences if rights are sold or transferred by a plan.

Plans also should be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used also is treated as distributed to the IRA depositor.

ERISA’s fiduciary responsibility requirements, and the ERISA and Code prohibited transaction rules may affect the exercise or transfer of rights.

Due to the complexity of these rules and the penalties for noncompliance, Benefit Plan Investors should consult with their counsel and other advisers regarding an investment in the Trust and the consequences of their exercise or transfer a Right under ERISA and the Code.

BENEFITS TO THE INVESTMENT ADVISER

The Investment Adviser will benefit from the Offer, in part, because the investment management fee paid by the Trust to the Investment Adviser is based on the average weekly value of the Trust’s Managed Assets. “Managed Assets” means the total assets of the Trust, including assets attributable to any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Trust’s investment objectives and policies, and/or (iv) any other means. It is not possible to state precisely the amount of additional compensation the Investment Adviser will receive as a result of the Offer because it is not known how many Shares of the Trust will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all Rights are exercised, (ii) the Trust’s average weekly net asset value during the twelve-month period beginning June 1, 2019 is $24.49 per common share (the net asset value per common share on April 9, 2019) (iii) the Subscription Price is $20.85 per Share (95% of the last reported sale price of the Trust’s common shares on April 9, 2019), and (iv) for purposes of this example, the Trust increases the amount of leverage outstanding while maintaining approximately the same percentage of total assets attributable to leverage, and after giving effect to Subscription Agent fee and other estimated offering expenses, the Investment Adviser would receive additional investment management fees of approximately $2,800,000 for the twelve-month period beginning June 1, 2019, and would be expected to continue to receive such additional investment management fees annually as a result of the Offer, based on the average weekly value of the Trust’s Managed Assets attributable to the Shares issued in the Offer and related additional leverage, thereafter.

INVESTMENT CONSIDERATIONS AND DILUTION

Upon completion of the Offer, common shareholders who do not exercise their Rights fully will own a smaller proportional interest in the Trust than would be the case if the Offer had not been made. In addition, because the Subscription Price per Share may be less than the Trust’s net asset value per common share, the Offer may result in a dilution of the Trust’s net asset value per common share for all common shareholders, irrespective of whether they exercise all or any portion of their Rights. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the Subscription Price will be, what the net asset value per common share will be at the Expiration Date or what proportion of Shares will be subscribed for, the dilution could be substantial. For example, assuming that all Rights are exercised, that the Trust’s net asset value on the Expiration Date is $24.49 per common share (the net asset value per common share on April 9, 2019), and that the Subscription Price is $20.85 per Share (95% of the last reported sale price of the Trust’s common shares on April 9, 2019), the Trust’s net asset value per common share on this date would be reduced by approximately $0.92 per common share, after giving effect to Subscription Agent fee and other estimated offering expenses, estimated at $350,000, payable by the Trust. Record Date Shareholders will experience a decrease in the net asset value per common share held by them, irrespective of whether they exercise all or any portion of their Rights. Shareholders who do not wish to participate in the Offering may sell their shares of the Trust prior to the record date of April 29, 2019. The dilution effect utilizing the above stated assumptions is presented below in tabular form.

Example (assumes that NAV per share is above Subscription Price per share)1

NAV[2]	$24.49
Subscription Price	$20.85
Primary Subscription ONLY—Reduction in NAV ($)[3]	$0.92
Primary Subscription ONLY—Reduction in NAV (%)[3]	3.75%
Primary Subscription and Secondary Subscription Shares—Reduction in NAV ($)[4,5]	$1.08
Primary Subscription and Secondary Subscription Shares—Reduction in NAV (%)[4]	4.42%

(1)	This example assumes that the full Primary Subscription is exercised. Actual amounts may vary due to rounding.
(2)

This example assumes that the Trust’s NAV on the Expiration Date is $24.49 per share of common shares (the net asset value per common share on April 9, 2019) and that the Trust’s market price is less than the NAV on that date. The Subscription Price used in this example was determined based on a formula equal to 95% of the last reported sale price of the Trust’s common shares on the NYSE on April 9, 2019.

(3)	Assumes $350,000 in estimated offering expenses.
(4)	Assumes the full Primary Subscription and the over-allotment option of secondary subscription shares are exercised. Actual amounts may vary due to rounding.
(5)	Assumes $28,000 in estimated additional offering expenses.

Affiliates of the Investment Adviser beneficially owned 15.8% of the Trust’s common shares as of April 9, 2019 and intend to participate in the Rights Offering. These affiliates could benefit from the Rights Offering, and their interest in the Trust could increase, to the extent that other shareholders do not exercise their Rights.

SUMMARY OF TRUST FEES AND EXPENSES

The following table is intended to assist investors in understanding the fees and expenses (annualized) that an investor in common shares of the Trust would bear, directly or indirectly, as a result of the Offer being fully subscribed and the receipt of net proceeds from the Offer of approximately $224,850,000. If the Trust issues fewer Shares in the Offer and the net proceeds to the Trust are less, all other things being equal, the total annual expenses shown would increase. The extent of the Trust’s assets attributable to leverage following the Offer, and the Trust’s associated expenses, are likely to vary (perhaps significantly) from these assumptions.

Shareholder Transaction Expenses
Sales load (as a percentage of offering price)	None
Offering expenses borne by the holders of common shares (as a percentage of offering price)	0.045	%(1)
Dividend reinvestment and cash purchase plan fees	None	(2)

	Percentage of Net Assets Attributable to Common Shares (Assumes Leverage Through Borrowings(3))
Annual Expenses
Management fees	1.60	%(4)
Other expenses	1.55	%(5)
Dividend expense on short sales	0.00%
Interest payments on borrowed funds	1.29	%(6)
Remainder of other expenses	0.26%

Total annual expenses	3.15%

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly.

EXAMPLE

The following example illustrates the projected expenses that you would pay on a $1,000 investment in common shares of the Trust (including estimated costs of this offering to be borne by the Trust of $350,000), assuming (1) that the Trust’s current net assets do not increase or decrease, (2) that the Trust maintains a leverage ratio of 25% from all sources of leverage, (3) that the Trust incurs total annual expenses of 3.15% of net assets attributable to common shares through year 10, and (4) a 5% annual return. The following example also assumes all dividends and distributions are reinvested at net asset value. The example should not be considered a representation of future expenses, and actual expenses (including leverage and other expenses) may be greater or less than those shown.

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$32	$98	$165	$346

(1)	The fees and expenses of the Offer will be borne by the Trust and indirectly by all of its common shareholders, including those who do not exercise their Rights.
(2)

Common shareholders will be charged a $2.50 service charge and pay a brokerage commission of $0.05 per share sold if they direct the Plan Agent (as defined in the accompanying Prospectus) to sell common shares held in a dividend reinvestment account. See “Dividend Reinvestment Plan” in the accompanying Prospectus.

(3)

Assumes leverage in the amount of 25% of net assets. As of April 9, 2019, the Trust employed leverage in an amount equal to 23.2% of net assets. The Trust may use leverage through borrowings and/or preferred shares. The Trust currently leverages through borrowings from a committed facility, a revolving credit facility and through a master repurchase agreement. See “Principal Risks of the Trust — Leverage Risk” in the accompanying Prospectus for a brief description of the Trust’s Committed Facility with BNP, the Repurchase Agreement with BNP Securities and the KeyBank Facility with KeyBank National Association.
(4)

Management fees are the investment advisory and administrative services fees paid to the Investment Adviser, which are computed based on Managed Assets. See “Management of the Trust — Investment Adviser” and “Management of the Trust — Administrator/Sub-Administrator” in the accompanying Prospectus. Such fees have been converted to net assets for purposes of the fee table presentation as follows: management fees, assuming no leverage, divided by (one minus the Trust’s assumed leverage of 20% of the Trust’s total assets). Because the base management fees of 1.20% (including an administrative fee of 0.20%) are based on the Trust’s gross assets, when the Trust uses leverage, the base management fees as a percentage of net assets attributable to common shares will increase because the Trust’s common shareholders bear all of the fees and expenses of the Trust.

(5)

“Other Expenses,” which is based on the Trust’s estimated current expenses, includes costs associated with the Trust’s short sales on securities, including dividend and interest expenses associated with securities sold short. When a cash dividend is declared or interest is payable on a security for which the Trust holds a short position, the Trust incurs the obligation to pay an amount equal to that dividend or interest to the lender of the shorted security. Thus, the estimate for dividend and interest expenses paid is also based on the dividend yields or interest payments of securities that would be sold short as part of anticipated trading practices (which may involve avoiding dividend or interest expenses with respect to certain short sale transactions by closing out the position prior to the underlying issuer’s ex-dividend or ex-interest date). “Other Expenses” also includes the dividend and interest expense that the Trust is expected to incur during the current fiscal year.

(6)

Assumes the use of leverage in the form of borrowings representing 25% of the Trust’s total assets (including assets obtained through such borrowing) at an effective annual interest rate cost to the Trust of 3.87%. This variable rate is based on current interest rates under the Trust’s borrowing facilities and is subject to change. The interest rate will increase in rising interest rate environments and, therefore, the actual interest expense borne by Trust shareholders will increase over time in a rising interest rate environment. The Committed Facility has a rolling 90-day term. There is no guarantee that the Trust will be able to renew its credit facility on these or other favorable terms in the future. Additionally, the Board has authorized and approved the registration and issuance of preferred shares by the Trust. While no definitive date has been determined for the issuance of preferred shares, it is anticipated that such issuance will occur within the next twelve months.

USE OF PROCEEDS

We estimate the net proceeds of the Offer to be $224,850,000, based on the Subscription Price per share of $20.85, assuming all new shares of common shares offered are sold and that the expenses related to the Offer estimated at approximately $350,000 are paid and after deduction of the underwriting discounts and commissions.

The Trust will invest the net proceeds of the Offer in accordance with the Trust’s investment objectives and policies as stated in the accompanying Prospectus. Assuming current market conditions, the Trust estimates that investment of the net proceeds of the Offer will be substantially complete within one month of the completion of the Offer. Pending such investment, it is anticipated that the proceeds of the Offer will be comprised of cash and short-term investments. Shorter-term investments are expected to provide a lower net return than we hope to achieve from our longer-term investments. Following the completion of the offering, the Trust may increase the amount of leverage outstanding. See “Use of Leverage” in the accompanying Prospectus.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Trust’s financial performance since inception. The information in the table was audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Financial statements for the fiscal year ended December 31, 2018 and the Report of the Independent Registered Accounting Firm thereon appear in the Trust’s Annual Report for the Fiscal Year Ended December 31, 2018 are incorporated by reference into the Statement of Additional Information and available from the Trust upon request. The Trust’s performance has been enhanced by the existence of contractual waivers of fees and expenses, which may not continue into the future.

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Years Ended December 31,
	2018	2017	2016	2015*		2014
Net Asset Value, Beginning of Year	$26.02	$25.89	$22.92	$53.92		$11.34
Income from Investment Operations:
Net investment income(a)	0.75	0.93	4.08	8.75	(b)	0.82
Net realized and unrealized gain/(loss)	0.83	2.88	1.69	(16.08)		2.02

Total from investment operations	1.58	3.81	5.77	(7.33)		2.84

Less Distributions Declared to Common Shareholders:
From net investment income	(0.77)	(2.39)	(2.80)	(2.88)		(0.70)
From return of capital	(1.63)	(0.01)	—	—		—
From spin-off(d)	—	—	—	(20.79)		—

Total distributions declared to common shareholders	(2.40)	(2.40)	(2.80)	(23.67)		(0.70)

Issuance of Common Shares(e):
Shares Issued:	(1.46)	(1.28)	—	—		—

Net Asset Value, End of Period	$23.74	$26.02	$25.89	$22.92		$13.48
Market Value, End of Period	$19.93	$25.29	$22.77	$20.44		$11.23
Market Value Total Return(f)	(8.93)%	27.31%	27.69%	(18.09)%		26.77%
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$767,711	$592,309	$414,800	$366,078		$860,877
Common Shares Information at End of Period:
Ratios based on average net assets of common shares:
Gross operating expenses(g)	2.65%	2.58%	3.12%	3.43%		2.48%
Net investment income/(loss)	3.02%	3.69%	17.34%	24.23	%(h)	6.45%
Common and Preferred Shares Information at End of Period:
Ratios based on average managed assets of common shares:
Gross operating expenses(g)	2.14%	2.21%	2.17%	2.23%		1.68%
Net investment income/(loss)	2.44%	3.16%	12.05%	15.79	%(i)	4.38%
Portfolio turnover rate(j)	48%	36%	41%	31%		59%
Average commission rate paid(k)	$0.0263	$0.0286	$0.0294	$0.0223		$0.0266

*	Per share data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split.
(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from Freedom REIT.
(c)	Less than 0.005%.
(d)	On April 1, 2015, the Fund completed a spinoff transaction whereby NexPoint Residential Trust, Inc. were distributed to shareholders in a pro-rata taxable distribution.
(e)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(f)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan.
(g)	Supplemental expense ratios are shown below:

	For the Years Ended December 31,
	2018	2017	2016	2015	2014
Ratios based on average net assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable)	2.65%	2.58%	3.12%	3.43%	2.48%
Interest expense and commitment fees	0.90%	0.69%	0.93%	0.71%	0.50%
Dividends and fees on securities sold short	— (c)	— (c)	0.07%	0.24%	0.07%

	For the Years Ended December 31,
	2018	2017	2016	2015	2014
Ratios based on Managed Assets of common shares:
Net operating expenses (net of waiver/reimbursement, if applicable)	2.14%	2.21%	2.17%	2.23%	1.68%
Interest expense and commitment fees	0.73%	0.59%	0.65%	0.46%	0.34%
Dividends and fees on securities sold short	— (c)	— (c)	0.05%	0.15%	0.04%

(h)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 9.76%.
(i)	Net investment income (excluding non-recurring dividend from Freedom REIT) was 6.36%.
(j)	Excludes in-kind activity.
(k)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

The following table sets forth additional information regarding the Trust’s credit facility since inception:

Year	Total Amount Outstanding		Asset Coverage per $1,000 of Indebtedness
2007	248,000,000		$3,504
2008	141,000,000		$3,562
2009	112,000,000		$5,096
2010	120,000,000		$5,106
2011	173,000,000		$3,561
2012	225,000,000		$3,117
2013	318,500,000		$3,275
2014	385,336,455		$3,230
2015	186,625,315	[1]	$2,962	[1,2]
2016	124,983,081		$4,319
2017	31,933,494		$19,548
2018	239,507,979		$4,205

1	Excludes borrowings of $29,300,000 deemed to be temporary in accordance with Section 18 of the Investment Company Act.
2

The Trust closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Trust calculated asset coverage of greater than 300%. The Trust received updated prices for certain instruments in January that were used for financial reporting purposes. These updated prices pushed the percentage of asset coverage down to 296.2%. As of February 4, 2016, the date that the Trust declared the February monthly dividend, the percentage of asset coverage was over 300%.

PRICE RANGE OF COMMON SHARES

The Trust’s common shares are listed on the NYSE under the symbol “NHF.” The Trust’s common shares commenced trading on the NYSE in June 2006. In the trading history of the Trust’s common shares, the Trust’s common shares have traded at both a premium and a discount to net asset value. The Trust cannot predict whether its shares will trade in the future at a premium or discount to net asset value. Issuance of additional common shares may have an adverse effect on prices in the secondary market for the Trust’s common shares by increasing the number of shares available, which may put downward pressure on the market price for the shares.

The following table sets forth, for each of the periods indicated, the high and low closing market prices of the Trust’s common shares on the NYSE, the corresponding net asset value per share on such dates and the corresponding premium/discount to net asset value per share on such dates. See “Net Asset Value” for information as to how the Trust’s net asset value is determined.

	Market Price		Net Asset Value per Share		Premium/ (Discount) as a % of Net Asset Value
Quarter*	High	Low	High	Low	High	Low
2nd Quarter 2015	$31.80	$28.88	$36.12	$32.60	(11.96)%	(11.41)%
3rd Quarter 2015	$29.68	$22.12	$32.68	$26.80	(9.18)%	(17.46)%
4th Quarter 2015	$25.11	$19.23	$27.90	$23.31	(10.00)%	(17.50)%
1st Quarter 2016	$20.46	$16.90	$23.69	$20.56	(13.63)%	(17.80)%
2nd Quarter 2016	$22.16	$17.80	$24.57	$20.80	(9.81)%	(14.42)%
3rd Quarter 2016	$22.61	$21.17	$25.02	$23.88	(9.63)%	(11.35)%
4th Quarter 2016	$23.06	$20.40	$26.02	$23.88	(11.38)%	(14.57)%
1st Quarter 2017	$23.75	$22.54	$26.47	$25.01	(8.04)%	(11.62)%
2nd Quarter 2017	$22.84	$21.45	$25.54	$23.95	(6.46)%	(13.40)%
3rd Quarter 2017	$23.05	$21.85	$25.22	$23.95	(6.58)%	(12.77)%
4th Quarter 2017	$25.40	$23.11	$26.61	$24.85	(3.64)%	(9.05)%
1st Quarter 2018	$24.72	$22.25	$25.64	$24.78	(3.33)%	(10.48)%
2nd Quarter 2018	$23.81	$21.82	$26.47	$24.26	(7.65)%	(16.05)%
3rd Quarter 2018	$23.11	$21.99	$24.98	$23.98	(6.21)%	(10.79)%
4th Quarter 2018	$22.50	$18.71	$24.48	$23.22	(7.94)%	(19.66)%

*

Data prior to October 6, 2015 has been adjusted to give effect to a 4 to 1 reverse stock split of the Trust’s issued and outstanding shares that was effected on October 6, 2015, thereby reducing by a factor of four the number of shares outstanding.

The Trust’s net asset value per common share at the close of business on April 9, 2019 (the last trading date prior to the date of this Prospectus Supplement on which the Trust determined its net asset value) was $24.49, and the last reported sale price of a common share on the NYSE on that day was $21.95, a discount to net asset value of 10.37%.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more Offerings, up to $600,000,000 of our common shares or subscription rights (either transferable or non-transferable), separately or as units comprising any combination of the foregoing, on the terms to be determined at the time of such Offering. Transferrable subscription rights offered by means of the Prospectus, including any related over-subscription privilege, may be convertible or exchangeable into common shares at a ratio not to exceed one share of common shares received for every three rights converted, exercised or exchanged on an aggregate basis such that the exercise of all rights in any transferable subscription rights offering will not cumulatively result in more than 33 1⁄3% increase in the Trust’s common shares outstanding. Non-transferrable subscription rights and any related over-subscription privilege are not subject to the foregoing limitation. We may sell the securities through underwriters or dealers, directly to one or more purchasers, through agents or through a combination of any such methods of sale (including agents, underwriters or dealers affiliated with the Investment Adviser). Purchasers may include existing shareholders in a rights offering (or investors who acquire transferable rights from shareholders) and the Investment Adviser’s Shareholder Loyalty Program on behalf of its participants. See “Shareholder Loyalty Program.” In the case of a rights offering, the applicable prospectus supplement will set forth the number of our common shares issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices; provided, however, that the price per share at which our common shares are sold, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common shares at the time of the offering except (i) in connection with a rights offering to our existing shareholders, (ii) with the consent of the majority of our common shareholders, or (iii) under such circumstances as the Commission may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions, commissions, structuring fees, distribution assistance payments or other compensation. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act and any discounts, commissions or other compensation they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than 9% for the sale of any securities being registered.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

Any securities sold pursuant to a prospectus supplement may be traded on the NYSE, or another exchange on which the securities are traded.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

Underwriters, dealers and agents may sell our shares at a price that is greater than, equal to or less than our net asset value per share so long as we sell our shares in accordance with the Investment Company Act.

We may enter into derivative transactions with third parties, or sell securities not covered by the Prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by the Prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of shares, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of shares. The third parties in such sale transactions will be underwriters and, if not identified in the Prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

The Trust’s common shareholders will indirectly bear all of the various expenses incurred in connection with the distribution activities described herein.

On May 10, 2018, the Trust offered subscription rights to its common shareholders. The total amount of common shares sold pursuant to this rights offering was $199.1 million. Accordingly, the Trust still has remaining $400.9 million in common shares registered but not yet issued.

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Rights and/or common shares you should consider the risks associated with such an investment carefully. See “Principal Risks of the Trust” in the accompanying Prospectus. The following summarizes some of the matters that you should consider before investing in the Trust through the Offer:

Dilution. Shareholders who do not exercise their Rights may, at the completion of the Subscription Period, own a smaller proportional interest in the Trust than if they exercised their Rights. As a result of the Offer, you may experience dilution in net asset value per share if the subscription price is below the net asset value per share at the completion of the Subscription Period. If the Subscription Price per share is below the net asset value per share of the Trust’s shares at the completion of the Subscription Period, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and you will experience a reduction in the net asset value per share of your shares whether or not you participate in the Offer.

The Trust cannot state precisely the extent of this dilution if you do not exercise your Rights because the Trust does not know what the net asset value per share will be when the Offer expires or what proportion of the Rights will be exercised. Assuming, for example, that all Rights are exercised, the Subscription Price is $20.85 and the Trust’s net asset value per share at the expiration of the Offer is $24.49 (the Trust’s net asset value as of April 9, 2019), the Trust’s net asset value per share (after payment of estimated offering expenses) would be reduced by approximately $0.92 (3.75%) per share. If you do not wish to exercise your Rights, you should consider selling them as set forth in the Prospectus. The Trust cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Leverage. Leverage creates a greater risk of loss, as well as a potential for more gain, for the common shares than if leverage were not used. Following the completion of the Offer, the Trust’s amount of leverage outstanding will decrease. The leverage of the Trust as of April 9, 2019 was 23.2%. Assuming no new leverage, after the completion of the Offer, the leverage of the Trust is expected to decrease to 18.5%. Such a decrease in leverage may only be temporary, and the Trust may subsequently increase the amount of its leverage as described under “Use of Leverage” in the accompanying Prospectus. The use of leverage for investment purposes creates opportunities for greater total returns but at the same time increases risk. When leverage is employed, the net asset value, market price of the common shares and the yield to holders of common shares may be more volatile.

Any investment income or gains earned with respect to the amounts borrowed in excess of the interest due on the borrowing will augment the Trust’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Trust’s common shares may decrease more quickly than would otherwise be the case, and distributions on the common shares would be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for distribution to common shareholders.

Because the fee paid to the Investment Adviser is calculated on the basis of the Trust’s average weekly net assets, which include the proceeds of leverage, the dollar amount of the management fee paid by the Trust to the Investment Adviser will be higher (and the Investment Adviser will be benefited to that extent) when leverage is utilized. The Investment Adviser will utilize leverage only if it believes such action would result in a net benefit to the Trust’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

The Trust’s leveraging strategy may not be successful.

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the common shares, which may increase volatility in the market price of the common shares. The Offer may result in an increase in the number of shareholders wishing to sell their common shares, which would exert downward price pressure on the price of common shares.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Trust achieves any benefits.

Expenses. All expenses relating to the Rights Offering will be borne by the Trust’s existing shareholders, whether or not such shareholders participate in the Rights Offering.

LEGAL OPINION

Certain legal matters will be passed on by K&L Gates LLP, counsel to the Trust, in connection with the offering of the Rights.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the Commission a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this Prospectus Supplement and the accompanying Prospectus.

We file annual and semi-annual reports, proxy statements and other information with the Commission. You can inspect any materials we file with the Commission, without charge, at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the Commission is available free of charge by contacting us at 300 Crescent Court, Suite 700, Dallas, Texas 75201 or by telephone at 1-866-351-4440 or on our web site at www.nexpointadvisors.com. The Commission also maintains a web site that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the Commission. The address of the Commission’s web site is www.sec.gov. Unless specifically incorporated into this Prospectus Supplement or the accompanying Prospectus, documents contained on our web site or on the Commission’s web site about us are not incorporated into this Prospectus Supplement or the accompanying Prospectus and should not be considered to be part of this Prospectus Supplement or the accompanying Prospectus.